Exhibit 99.1

TALOS ENERGY AND TechnipFMC ENTER STRATEGIC ALLIANCE TO PROVIDE CARBON CAPTURE AND STORAGE

Houston & Newcastle, October 18, 2021 – Talos Energy Inc. (NYSE: TALO) and TechnipFMC (NYSE: FTI) (PARIS: FTI) announced today that they have entered into a long-term strategic alliance to develop and deliver technical and commercial solutions to Carbon Capture and Storage (“CCS”) projects along the United States Gulf Coast. The alliance combines Talos’s offshore operational strength and sub-surface expertise with TechnipFMC’s extended history in subsea engineering, system integration and automation and control.

Cultivated through a shared vision to responsibly deliver CCS solutions that will help to reduce the global carbon footprint, this innovative partnership will accelerate offshore CCS adoption with reliable, specialized CCS systems.

Under the alliance, the companies will collaborate to progress CCS opportunities through the full lifecycle of storage site characterization, front-end engineering and design (FEED), and first injection through life of field operations. This further advances the companies’ leadership in the emerging Gulf Coast CCS market, building on Talos’s recent successful award as the operator of the only major offshore carbon sequestration hub in the United States.

Bob Abendschein, Executive Vice President and Head of Operations at Talos, commented: “We are excited to announce this strategic alliance with TechnipFMC and to work collaboratively as we continue to execute on our strategy to scale our CCS business. Combining the technical expertise of both companies solidifies our market leadership in delivering integrated CCS solutions to lower industrial carbon emissions and create a positive impact in the communities where we work and live.”

Jonathan Landes, President, Subsea at TechnipFMC, commented: “We are pleased to partner with Talos to deliver offshore CCS solutions that will help reduce CO2 emissions during the energy transition. This alliance capitalizes on our collective expertise and TechnipFMC’s position as a system integrator and architect to deliver a reliable industrial-scale solution for CCS.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing long-term value through its operations, currently in the United States and offshore Mexico, both upstream through oil and gas exploration and production and downstream through the development of future carbon capture and storage opportunities. As one of the Gulf of Mexico’s largest public independent producers, we leverage decades of technical and offshore operational expertise towards the acquisition, exploration and development of assets in key geological trends that are present in many offshore basins around the world. With a focus on environmental stewardship, we are also utilizing our expertise to explore opportunities to reduce industrial emissions through our carbon capture and storage collaborative arrangement along the U.S. Gulf Coast and Gulf of Mexico. For more information, visit www.talosenergy.com.

TALOS ENERGY INVESTOR RELATIONS CONTACT

Sergio Maiworm +1.713.328.3008

investor@talosenergy.com

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast, “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, the success of the Company’s strategic alliance with TechnipFMC and other CCS ventures, commodity price volatility, including the sharp decline in oil prices beginning in March 2020, the impact of the coronavirus disease 2019 (“COVID-19”) and governmental measures related thereto on global demand

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

for oil and natural gas and on the operations of our business, the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions, lack of transportation and storage capacity as a result of oversupply, government regulations and actions or other factors, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions, and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 11, 2021 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 4, 2021.

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

IMPORTANT INFORMATION FOR INVESTORS AND SECURITYHOLDERS

Forward-Looking Statement

This release contains “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. The words “expect,” “believe,” “estimated,” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Such forward-looking statements involve significant risks, uncertainties and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. For information regarding known material factors that could cause actual results to differ from projected results, please see our risk factors set forth in our filings with the United States Securities and Exchange Commission, which include our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

ABOUT TechnipFMC

TechnipFMC is a leading technology provider to the traditional and new energy industries, delivering fully integrated projects, products, and services.

With our proprietary technologies and comprehensive solutions, we are transforming our clients’ project economics, helping them unlock new possibilities to develop energy resources while reducing carbon intensity and supporting their energy transition ambitions.

Organized in two business segments — Subsea and Surface Technologies — we will continue to advance the industry with our pioneering integrated ecosystems (such as iEPCI™, iFEED™ and iComplete™), technology leadership and digital innovation.

Each of our approximately 20,000 employees is driven by a commitment to our clients’ success, and a culture of strong execution, purposeful innovation, and challenging industry conventions.

TechnipFMC uses its website as a channel of distribution of material company information. To learn more about how we are driving change in the industry, go to www.TechnipFMC.com and follow us on Twitter @TechnipFMC.

TechnipFMC Contacts

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

Investor relations

Matt Seinsheimer
Vice President, Investor Relations
Tel: +1 281 260 3665
Email: Matt Seinsheimer

James Davis
Senior Manager, Investor Relations
Tel: +1 281 260 3665
Email: James Davis

Media relations Nicola Cameron Vice President, Corporate Communications Tel: +44 1383 742297 Email: Nicola Cameron Catie Tuley Director, Public Relations Tel: +1 713 876 7296 Email: Catie Tuley

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002